Exhibit 99
PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
On October 4, 2007, Liberty Property Trust, a Maryland real estate investment trust (“Liberty”), together with its operating partnership, Liberty Property Limited Partnership (“Liberty LP”) and other related entities, completed mergers with Republic Property Trust, a Maryland real estate investment trust (“Republic”) and Republic’s operating partnership, Republic Property Limited Partnership, (“Republic LP”), contemplated by the Agreement and Plan of Merger, dated as of July 23, 2007 (the “Merger Agreement”), by and among Liberty, Liberty LP, Liberty Acquisition LLC, a wholly owned subsidiary of Liberty (“Liberty Acquisition”), Republic and Republic LP.
In order to partially finance the Mergers, Liberty, on October 4, 2007, entered into a joint venture (the “Joint Venture”) with New York State Common Retirement Fund (“NY Common”), through the formation of a joint venture limited partnership (“Liberty Washington”) that on October 4, 2007 acquired the real estate property assets of Republic. Liberty owns 25% of Liberty Washington and NY Common owns 75%. NY Common contributed approximately $415 million to Liberty Washington and Liberty Washington holds all of the real property assets of Republic.

The pro forma condensed consolidated financial statements do not purport to represent what our financial position or results of operations would have been assuming the completion of this acquisition had occurred on January 1, 2007 and for the period indicated, nor do they purport to project our financial position or results of operations at any future date or for any future period. These pro forma condensed consolidated financial statements should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2006 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007.

Liberty Property Trust
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2007
(Unaudited and in thousands)

	Liberty Property Trust	Republic Property Trust	Pro Forma				Liberty Washington LP			Liberty Property Trust
	Historical (A)	Historical (B)	Adjustments			Subtotal	Sale			Pro Forma
Assets
Real Estate:
Land and land improvements	$751,765	$137,600	$1,014	(C	)	$890,379	$(138,614)	(J	)	$751,765
Building and improvements	4,114,484	479,549	203,656	(C	)	4,797,689	(683,205)	(J	)	4,114,484
Less: Accumulated depreciation	(834,385)	(48,739)	48,739	(D	)	(834,385)	-			(834,385)

Operating real estate	4,031,864	568,410	253,409			4,853,683	(821,819)			4,031,864

Development in progress	572,606	47,124	24,144	(C	)	643,874	(71,268)	(J	)	572,606
Land held for development	246,870	-	8,105	(C	)	254,975	(8,105)	(J	)	246,870

Net real estate	4,851,340	615,534	285,658			5,752,532	(901,192)			4,851,340

Cash and cash equivalents	36,031	3,794	-			39,825	(277)	(K	)	39,548
Investment in and advances to unconsolidated joint ventures	77,666	-	-			77,666	197,855	(L	)	275,521
Other assets	420,072	37,607	22,106	(E	)	479,785	(49,056)	(K	)	430,729

Total assets	$5,385,109	$656,935	$307,764			$6,349,808	$(752,670)			$5,597,138

Liabilities

Mortgage loans	$231,986	$379,488	$(100,026)	(F	)	$511,448	$(279,462)	(M	)	$231,986
Unsecured notes	2,155,000	-	-			2,155,000	-			2,155,000
Credit facility	372,960	55,000	551,894	(G	)	979,854	(415,064)	(N	)	564,790
Other liabilities	408,092	33,999	44,706	(H	)	486,797	(38,144)	(O	)	448,653

Total liabilities	3,168,038	468,487	496,574			4,133,099	(732,670)			3,400,429

Minority interest	373,145	22,136	(22,136)	(I	)	373,145	-			373,145

Shareholders equity
Additional paid in capital	1,966,419	219,926	(220,288)	(I	)	1,966,057				1,966,057
Other shareholders equity	(122,493)	(53,614)	53,614	(I	)	(122,493)	(20,000)	(P	)	(142,493)

Total shareholders equity	1,843,926	166,312	(166,674)			1,843,564	(20,000)			1,823,564

Liabilities and shareholders’ equity	$5,385,109	$656,935	$307,764			$6,349,808	$(752,670)			$5,597,138

The accompanying notes are an integral part of these pro forma financial statements.

Liberty Property Trust
Pro Forma Condensed Consolidated Income Statement
For the Nine Month Period Ended September 30, 2007
(Unaudited and in thousands except per share amounts)

	Liberty Property Trust	Republic Property Trust	Pro Forma				Liberty Washington LP			Liberty Property Trust
	Historical(A)	Historical(B)	Adjustments			Subtotal	Sale			Pro Forma
Operating Revenue
Rental	$357,605	$51,368	$404	(Q	) (R)	$409,377	$(51,772)	(W	)	$357,605
Operating expense reimbursement	155,386	—	4,496	(R	)	159,882	(4,496)	(W	)	155,386

Total operating revenue	512,991	51,368	4,900			569,259	(56,268)			512,991

Operating Expenses
Rental property	108,294	10,130	—			118,424	(10,130)	(W	)	108,294
Real estate taxes	54,459	5,740	—			60,199	(5,740)	(W	)	54,459
General and administrative	38,872	11,833	—			50,705	—			50,705
Depreciation and amortization	114,566	18,373	5,864	(S	)	138,803	(24,237)	(W	)	114,566

Total operating expenses	316,191	46,076	5,864			368,131	(40,107)			328,024

Operating Income	196,800	5,292	(964)			201,128	(16,161)			184,967

Other Income/Expense
Interest and other	8,125	448	(322)	(T	)	8,251	1,575	(T	)	9,826
Interest	(89,882)	(17,872)	(21,397)	(U	)	(129,151)	30,493	(X	)	(98,658)

Total other income/expense	(81,757)	(17,424)	(21,719)			(120,900)	32,068			(88,832)

Income (loss) before property dispositions, income taxes, minority interest and equity in earnings of unconsolidated joint ventures	115,043	(12,132)	(22,683)			80,228	15,907			96,135

Gain (loss) on property dispositions, income taxes , minority interest, and equity in (loss) earnings of unconsolidated joint ventures	(14,069)	1,435	90	(V	)	(12,544)	(2,125)	(Y	)	(14,669)

Income (loss) from continuing operations	100,974	(10,697)	(22,593)			67,684	13,782			81,466

Discontinued operations	28,325	—	—			28,325	—			28,325

Net Income (Loss)	$129,299	$(10,697)	$(22,593)			$96,009	$13,782			$109,791

Basic income per common share
Continuing operations	$1.11									$0.89
Discontinued operations	0.31									0.31

Total basic income per common share	$1.42									$1.20

Diluted income per common share
Continuing operations	$1.10									$0.88
Discontinued operations	0.31									0.31

Total diluted income per common share	$1.41									$1.19

Weighted Average number of common shares outstanding
Basic	91,179									91,179
Diluted	91,905									91,905
The accompanying notes are an integral part of these pro forma financial statements.

Liberty Property Trust
Pro Forma Condensed Consolidated Income Statement
For the Year Ended December 31, 2006
(Unaudited and in thousands except per share amounts)

	Liberty Property Trust	Republic Property Trust	Pro Forma				Liberty Washington LP			Liberty Property Trust
	Historical(A)	Historical(B)	Adjustments			Subtotal	Sale			Pro Forma
Operating Revenue
Rental	$464,714	$58,548	$402	(Q	) (R)	$523,664	$(58,950)	(W	)	$464,714
Operating expense reimbursement	202,005	-	5,653	(R	)	207,658	(5,653)	(W	)	202,005

Total operating revenue	666,719	58,548	6,055			731,322	(64,603)			666,719

Operating Expenses
Rental property	139,055	11,349	-			150,404	(11,349)	(W	)	139,055
Real estate taxes	71,652	5,592	-			77,244	(5,592)	(W	)	71,652
General and administrative	45,991	9,794	-			55,785	-			55,785
Depreciation and amortization	144,692	21,322	9,771	(S	)	175,785	(31,093)	(W	)	144,692

Total operating expenses	401,390	48,057	9,771			459,218	(48,034)			411,184

Operating Income	265,329	10,491	(3,716)			272,104	(16,569)			255,535

Other Income/Expense
Interest and other	9,591	1,260	(1,507)	(T	)	9,344	2,100	(T	)	11,444
Interest	(119,584)	(17,267)	(28,626)	(U	)	(165,477)	34,191	(X	)	(131,286)

Total other income/expense	(109,993)	(16,007)	(30,133)			(156,133)	36,291			(119,842)

Income before property dispositions, income taxes, minority interest and equity in earnings of unconsolidated joint ventures	155,336	(5,516)	(33,849)			115,971	19,722			135,693

Gain (loss) on property dispositions, income taxes , minority interest, and equity in (loss) earnings of unconsolidated joint ventures	(1,639)	664	1,060	(V	)	85	(1,740)	(Y	)	(1,655)

Income (loss) from continuing operations	153,697	(4,852)	(32,789)			116,056	17,982			134,038

Discontinued operations	112,877	-	-			112,877	-			112,877

Net Income (Loss)	$266,574	$(4,852)	$(32,789)			$228,933	$17,982			$246,915

Basic income per common share
Continuing operations	$1.72									$1.51

Discontinued operations	1.26									1.26

Total basic income per common share	$2.98									$2.77

Diluted income per common share
Continuing operations	$1.70									$1.48
Discontinued operations	1.25									1.25

Total diluted income per common share	$2.95									$2.73

Weighted Average number of common shares outstanding
Basic	89,313									89,313
Diluted	90,492									90,492
The accompanying notes are an integral part of these pro forma financial statements.

Liberty Property Trust
Notes to Pro Forma Condensed Consolidated Financial Statements
September 30, 2007
(Unaudited and in thousands)

A	Reflects the unaudited condensed consolidated balance sheet and income statement of Liberty Property Trust (LRY) as of and for the nine month period ended September 30, 2007 as reported in the Company’s Quarterly Report on Form 10-Q and LRY’s condensed consolidated income statement for the year ended December 31, 2006 as reported in the Company’s Annual Report on Form 10-K.

B	Reflects the unaudited condensed consolidated balance sheet and income statement of Republic Property Trust (RPB) as of and for the nine month period ended September 30, 2007 and RPB’s condensed consolidated income statement for the year ended December 31, 2006 as reported in RPB’s Annual Report on Form 10-K.

C	Represents the adjustments required to RPB’s historical cost basis in order to reflect LRY’s purchase price allocation.

D	Adjustment to eliminate RPB’s historical accumulated depreciation.

E	Adjustment comprises the following:
	Elimination of RPB deferred rent receivable	$(5,062)
	Elimination of RPB deferred leasing costs	(19,042)
	Elimination of RPB capitalized debt issue costs	(2,334)
	Capitalized mortgage assumption costs	2,992
	Record value of “in-place” leasing	46,064
	Other	(512)

		$22,106

F	Adjustment comprises the following:
	Repayment of RPB mortgage debt	$(93,993)
	Elimination of historical Republic fair value adjustment on mortgage notes payable	2,373
	Estimated LRY mortgage payable fair value adjustment	(8,406)

		$(100,026)

G	Adjustment comprises the following:
	Borrowings under the credit facility to fund merger consideration and related costs of the transaction	$606,894
	Repay RPB’s credit facility	(55,000)

		$551,894

H	Adjustment comprises the following:
	Elimination of RPB’s acquired in-place leasing liability	$(19,186)
	Record LRY’s acquired in-place leasing liability	37,079
	Accrue costs of transaction	31,706
	Other	(4,893)

		$44,706

I	Eliminate RPB historical equity and direct expenses associated with the transaction.

J	Record sale of RPB real estate assets to JV.

K	LRY retained certain other assets and liabilities acquired from RPB.
	Additionally, reflects loan costs associated with the remaining RPB mortgage debt ($2,992)

L	Reflects LRY 25% ownership interest in the JV and a loan of $59,500 to the JV.

M	Reflects the JV assumption of RPB mortgage debt securing real estate assets sold to JV.

N	Represents proceeds from the sale of the RPB portfolio to the JV.

O	Adjustment comprises the following:
	LRY’s acquired in-place leasing liability transferred to the JV	$(37,079)
	JV liability to finish rehabilitation property	(1,065)

		$(38,144)

P	Impairment recorded in conjunction with the sale.

Q	Reflects adjustment to record rental income for in-place leases on a straight-line basis beginning January 1 and amortization of the above and below market lease values.

R	Reflects reclass of RPB operating expense reimbursement from rental income to conform to LRY presentation.

S	Adjust depreciation and amortization based on LRY’s purchase price allocation.

T	Remove historical property management fees recognized on contracts that have been terminated. Reflect management fees that would have been earned from the JV.

U	Reflects interest expense on borrowings under the credit facility associated with the purchase as well as market rate adjustments.

V	Adjustment comprises the following:
		9/30/2007	12/31/2006

	Remove historical RPB minority interest	$(1,435)	$(664)
	Record LRY minority interest	1,525	1,724

		$90	$1,060

W	Reflects the sale of assets to the JV.

X	Reflects interest expense on mortgage debt assumed by the JV.

Y	Reflects 25% ownership interest in the operations of the JV and adjusts LRY minority interest.

Liberty Property Limited Partnership
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2007
(Unaudited and in thousands)

	Liberty Property Limited	Republic Property Trust	Pro Forma			Liberty Washington LP		Liberty Property Limited
	Partnership Historical (A)	Historical (B)	Adjustments		Subtotal	Sale		Partnership Pro Forma
Assets
Real Estate:
Land and land improvements	$751,765	$137,600	$1,014	(C)	$890,379	$(138,614)	(J)	$751,765
Building and improvements	4,114,484	479,549	203,656	(C)	4,797,689	(683,205)	(J)	4,114,484
Less: Accumulated depreciation	(834,385)	(48,739)	48,739	(D)	(834,385)	-		(834,385)

Operating real estate	4,031,864	568,410	253,409		4,853,683	(821,819)		4,031,864

Development in progress	572,606	47,124	24,144	(C)	643,874	(71,268)	(J)	572,606
Land held for development	246,870	-	8,105	(C)	254,975	(8,105)	(J)	246,870

Net real estate	4,851,340	615,534	285,658		5,752,532	(901,192)		4,851,340

Cash and cash equivalents	36,031	3,794	-		39,825	(277)	(K)	39,548
Investment in and advances to unconsolidated joint ventures	77,666	-	-		77,666	197,855	(L)	275,521
Other assets	420,072	37,607	22,106	(E)	479,785	(49,056)	(K)	430,729

Total assets	$5,385,109	$656,935	$307,764		$6,349,808	$(752,670)		$5,597,138

Liabilities

Mortgage loans	$231,986	$379,488	(100,026)	(F)	$511,448	(279,462)	(M)	$231,986
Unsecured notes	2,155,000		-		2,155,000	-		2,155,000
Credit facility	372,960	55,000	551,894	(G)	979,854	(415,064)	(N)	564,790
Other liabilities	408,092	33,999	44,706	(H)	486,797	(38,144)	(O)	448,653

Total liabilities	3,168,038	468,487	496,574		4,133,099	(732,670)		3,400,429

Minority interest	464	22,136	(22,136)	(I)	464	-		464

Owners equity
Owners equity	2,216,607	166,312	(166,674)	(I)	2,216,245	(20,000)	(P)	2,196,245

Total owners equity	2,216,607	166,312	(166,674)		2,216,245	(20,000)		2,196,245

Liabilities and shareholders’ equity	$5,385,109	$656,935	$307,764		$6,349,808	$(752,670)		$5,597,138

The accompanying notes are an integral part of these pro forma financial statements.

Liberty Property Limited Partnership
Pro Forma Condensed Consolidated Income Statement
For the Nine Month Period Ended September 30, 2007
(Unaudited and in thousands except per share amounts)

	Liberty Property Limited	Republic Property Trust	Pro Forma			Liberty Washington LP		Liberty Property Limited
	Partnership Historical(A)	Historical(B)	Adjustments		Subtotal	Sale		Partnership Pro Forma
Operating Revenue
Rental	$357,605	$51,368	$404	(Q)(R)	$409,377	$(51,772)	(W)	$357,605
Operating expense reimbursement	155,386	-	4,496	(R)	159,882	(4,496)	(W)	155,386

Total operating revenue	512,991	51,368	4,900		569,259	(56,268)		512,991

Operating Expenses
Rental property	108,294	10,130	-		118,424	(10,130)	(W)	108,294
Real estate taxes	54,459	5,740	-		60,199	(5,740)	(W)	54,459
General and administrative	38,872	11,833	-		50,705	-		50,705
Depreciation and amortization	114,566	18,373	5,864	(S)	138,803	(24,237)	(W)	114,566

Total operating expenses	316,191	46,076	5,864		368,131	(40,107)		328,024

Operating Income	196,800	5,292	(964)		201,128	(16,161)		184,967

Other Income/Expense
Interest and other	8,125	448	(322)	(T)	8,251	1,575	(T)	9,826
Interest	(89,882)	(17,872)	(21,397)	(U)	(129,151)	30,493	(X)	(98,658)

Total other income/expense	(81,757)	(17,424)	(21,719)		(120,900)	32,068		(88,832)

Income (loss) before property dispositions, income taxes, minority interest and equity in earnings of unconsolidated joint ventures	115,043	(12,132)	(22,683)		80,228	15,907		96,135

Gain (loss) on property dispositions, income taxes , minority interest, and equity in (loss) earnings of unconsolidated joint ventures	3,130	1,435	(1,435)	(V)	3,130	(1,030)	(Y)	2,100

Income (loss) from continuing operations	118,173	(10,697)	(24,118)		83,358	14,877		98,235

Discontinued operations net of minority interest	29,623	-	-		29,623	-		29,623

Net Income (Loss)	147,796	(10,697)	(24,118)		112,981	14,877		127,858
Preferred unit distributions	(11,874)	-	-		(11,874)	-		(11,874)
Excess of preferred unit redemption over carrying amount	(696)	-	-		(696)	-		(696)

Income available to common unitholders	$135,226	$(10,697)	$(24,118)		$100,411	$14,877		$115,288

Basic income per common unit
Continuing operations	$1.11							$0.89
Discontinued operations	0.31							0.31

Total basic income per common unit	$1.42							$1.20

Diluted income per common unit
Continuing operations	$1.10							$0.88
Discontinued operations	0.31							0.31

Total diluted income per common unit	$1.41							$1.19

Weighted Average number of common units outstanding
Basic	95,369							95,369
Diluted	96,095							96,095
The accompanying notes are an integral part of these pro forma financial statements.

Liberty Property Limited Partnership
Pro Forma Condensed Consolidated Income Statement
For the Year Ended December 31, 2006
(Unaudited and in thousands except per share amounts)

	Liberty Property Limited	Republic Property Trust	Pro Forma			Liberty Washington LP		Liberty Property Limited
	Partnership Historical(A)	Historical(B)	Adjustments		Subtotal	Sale		Partnership Pro Forma
Operating Revenue
Rental	$464,714	$58,548	$402	(Q)(R)	$523,664	$(58,950)	(W)	$464,714
Operating expense reimbursement	202,005	-	5,653	(R)	207,658	(5,653)	(W)	202,005

Total operating revenue	666,719	58,548	6,055		731,322	(64,603)		666,719

Operating Expenses
Rental property	139,055	11,349	-		150,404	(11,349)	(W)	139,055
Real estate taxes	71,652	5,592	-		77,244	(5,592)	(W)	71,652
General and administrative	45,991	9,794	-		55,785	-		55,785
Depreciation and amortization	144,692	21,322	9,771	(S)	175,785	(31,093)	(W)	144,692

Total operating expenses	401,390	48,057	9,771		459,218	(48,034)		411,184
Operating Income	265,329	10,491	(3,716)		272,104	(16,569)		255,535

Other Income/Expense
Interest and other	9,591	1,260	(1,507)	(T)	9,344	2,100		11,444
Interest	(119,584)	(17,267)	(28,626)	(U)	(165,477)	34,191	(X)	(131,286)

Total other income/expense	(109,993)	(16,007)	(30,133)		(156,133)	36,291		(119,842)

Income before property dispositions, income taxes, minority interest and equity in earnings of unconsolidated joint ventures	155,336	(5,516)	(33,849)		115,971	19,722		135,693

Gain (loss) on property dispositions, income taxes , minority interest, and equity in (loss) earnings of unconsolidated joint ventures	18,779	664	(664)	(V)	18,779	(1,001)	(Y)	17,778

Income (loss) from continuing operations	174,115	(4,852)	(34,513)		134,750	18,721		153,471

Discontinued operations net of minority interest	117,935	-	-		117,935			117,935

Net Income (Loss)	292,050	(4,852)	(34,513)		252,685	18,721		271,406
Preferred unit distributions	(13,691)	-	-		(13,691)	-		(13,691)

Income available to common unitholders	$278,359	$(4,852)	$(34,513)		$238,994	$18,721		$257,715

Basic income per common unit
Continuing operations	$1.72							$1.51
Discontinued operations	1.26							1.26

Total basic income per common unit	$2.98							$2.77

Diluted income per common unit
Continuing operations	$1.70							$1.48
Discontinued operations	1.25							1.25

Total diluted income per common unit	$2.95							$2.73

Weighted Average number of common units outstanding
Basic	93,208							93,208
Diluted	94,387							94,387
The accompanying notes are an integral part of these pro forma financial statements.

Liberty Property Limited Partnership
Notes to Pro Forma Condensed Consolidated Financial Statements
September 30, 2007
(Unaudited and in thousands)

A	Reflects the unaudited condensed consolidated balance sheet and income statement of Liberty Property Limited Partnership (LRY) as of and for the nine month period ended September 30, 2007 as reported in the Company’s Quarterly Report on Form 10-Q and LRY’s condensed consolidated income statement for the year ended December 31, 2006 as reported in the Company’s Annual Report on Form 10-K.

B	Reflects the unaudited condensed consolidated balance sheet and income statement of Republic Property Trust (RPB) as of and for the nine month period ended September 30, 2007 and RPB’s condensed consolidated income statement for the year ended December 31, 2006 as reported in RPB’s Annual Report on Form 10-K.

C	Represents the adjustments required to RPB’s historical cost basis in order to reflect LRY’s purchase price allocation.

D	Adjustment to eliminate RPB’s historical accumulated depreciation.

E	Adjustment comprises the following:
	Elimination of RPB deferred rent receivable	$(5,062)
	Elimination of RPB deferred leasing costs	(19,042)
	Elimination of RPB capitalized debt issue costs	(2,334)
	Capitalized mortgage assumption costs	2,992
	Record value of “in-place” leasing	46,064
	Other	(512)

		$22,106

F	Adjustment comprises the following:
	Repayment of RPB mortgage debt	$(93,993)
	Elimination of historical Republic fair value adjustment on mortgage notes payable	2,373
	Estimated LRY mortgage payable fair value adjustment	(8,406)

		$(100,026)

G	Adjustment comprises the following:
	Borrowings under the credit facility to fund merger consideration and related costs of the transaction	$606,894
	Repay RPB’s credit facility	(55,000)

		$551,894

H	Adjustment comprises the following:
	Elimination of RPB’s acquired in-place leasing liability	$(19,186)
	Record LRY’s acquired in-place leasing liability	37,079
	Accrue costs of transaction	31,706
	Other	(4,049)

		$45,550

I	Eliminate RPB historical equity and direct expenses associated with the transaction.

J	Record sale of RPB real estate assets to JV.

K	LRY retained certain other assets and liabilities acquired from RPB.
	Additionally, reflects loan costs associated with the remaining RPB mortgage debt ($2,992)

L	Reflects LRY 25% ownership interest in the JV and a loan of $59,500 to the JV.

M	Reflects the JV assumption of RPB mortgage debt securing real estate assets sold to JV.

N	Represents proceeds from the sale of the RPB portfolio to the JV.

O	Adjustment comprises the following:
	LRY’s acquired in-place leasing liability transferred to the JV	$(37,079)
	JV liability to finish rehabilitation property	(1,065)

		$(38,144)

P	Impairment recorded in conjunction with the sale.

Q	Reflects adjustment to record rental income for in-place leases on a straight-line basis beginning January 1 and amortization of the above and below market lease values.

R	Reflects reclass of RPB operating expense reimbursement from rental income to conform to LRY presentation.

S	Adjust depreciation and amortization based on LRY’s purchase price allocation.

T	Remove historical property management fees recognized on contracts that have been terminated. Reflect management fees that would have been earned from the JV.

U	Reflects interest expense on borrowings under the credit facility associated with the purchase as well as market rate adjustments.

V	Remove historical RPB minority interest:

W	Reflects the sale of assets to the JV.

X	Reflects interest expense on mortgage debt assumed by the JV.

Y	Reflects 25% ownership interest in the operations of the JV.